Fees Summary	Jun. 01, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	807.19
Total Transaction Valuation	5,844,910.21
Total Offset Amount	0
Net Fee	$ 807.19